AMENDMENT NO. 1 TO
                         EXCLUSIVITY SERVICES AGREEMENT

            AMENDMENT NO. 1 TO EXCLUSIVITY SERVICES AGREEMENT, dated as of October 27, 2005 (this "Amendment"), between FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS, an Ohio business trust (the "Company") and MICHAEL L. ASHNER ("Ashner"), an individual.

                                    RECITALS

            WHEREAS, pursuant to that certain Exclusivity Services Agreement, dated December 31, 2003, between the Company and Ashner (the "Exclusivity Agreement"), Ashner agreed to offer to the Company all Business Opportunities offered to Ashner during the term of the Agreement;

            WHEREAS, the parties desire to amend the Agreement to make clear that "offered to" includes "generated by";

            NOW THEREFORE, in consideration of the foregoing and mutual provisions and agreements contained herein, the parties hereto agree as follows:

            1. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Exclusivity Agreement.

            2. The Exclusivity Agreement is hereby amended by deleting Section
1.1 thereof in its entirety and inserting the following in lieu thereof:

                  Section 1.1 Business Opportunities. Ashner hereby covenants and agrees that any Business Opportunity offered to him or generated by him during the period of time that he is serving either as an executive officer of the Company or as a member of the Board shall be offered to the Company. "Business Opportunity" shall mean an investment in real property or assets related thereto other than a Permitted Investment (as defined in Section 1.2). Neither Ashner nor his affiliates shall be permitted to invest in a Business Opportunity that has been offered to the Company.

            3. Miscellaneous. (a) Except as modified hereby, the Exclusivity Agreement shall remain in full force and effect and the provisions thereof are hereby ratified and confirmed.

            (b) All references in the Exclusivity Agreement to "this Agreement", "hereunder", "hereto" or similar references, and all references in all other documents to the Exclusivity Agreement shall hereinafter be deemed references to the Exclusivity Agreement as amended hereby.

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            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                              FIRST UNION REAL ESTATE EQUITY AND
                                              MORTGAGE INVESTMENTS


                                              By:
                                                  ------------------------------
                                                  Peter Braverman
                                                  President



                                              ----------------------------------
                                                      Michael L. Ashner


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